UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2019

Commission file number	Registrant, State of Incorporation or Organization, Address of Principal Executive Offices, and Telephone Number	IRS Employer Identification No.
1-32853	DUKE ENERGY CORPORATION (a Delaware corporation) 550 South Tryon Street Charlotte, North Carolina 28202-1803 704-382-6200	20-2777218

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	DUK	New York Stock Exchange LLC
5.125% Junior Subordinated Debentures due January 15, 2073	DUKH	New York Stock Exchange LLC
5.625% Junior Subordinated Debentures due September 15, 2078	DUKB	New York Stock Exchange LLC
Depositary Shares, each representing a 1/1,000th interest in a share of 5.75% Series A Cumulative Redeemable Perpetual Preferred Stock, par value $0.001 per share	DUK PR A	New York Stock Exchange LLC

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)	Duke Energy Corporation (“Duke Energy”) held its Annual Meeting on May 2, 2019.

(b)
At the Annual Meeting, shareholders voted on the following items: (i) election of directors, (ii) ratification of the appointment of Deloitte & Touche LLP as Duke Energy’s independent registered public accounting firm for 2019, (iii) an advisory vote to approve Duke Energy’s named executive officer compensation, (iv) a shareholder proposal regarding providing a semiannual report on Duke Energy’s political contributions, (v) a shareholder proposal regarding providing an annual report on Duke Energy’s lobbying expenses, (vi) a shareholder proposal regarding a report on mitigating health and climate impacts of coal use, and (vii) a shareholder proposal regarding providing an annual report on the costs and benefits of Duke Energy’s voluntary environment-related activities. For more information on the proposals, see Duke Energy’s proxy statement dated March 21, 2019. Set forth on the following pages are the final voting results for each of the proposals.

• Election of Director Nominees

Director	Votes For	Withheld	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + WITHHELD
Michael G. Browning	438,558,146	21,734,450	173,193,520	95.28%
Annette K. Clayton	450,900,622	9,391,974	173,193,520	97.96%
Theodore F. Craver, Jr.	451,916,750	8,375,846	173,193,520	98.18%
Robert M. Davis	453,460,522	6,832,074	173,193,520	98.52%
Daniel R. DiMicco	448,349,489	11,943,107	173,193,520	97.41%
Lynn J. Good	441,696,066	18,596,530	173,193,520	95.96%
John T. Herron	453,498,053	6,794,543	173,193,520	98.52%
William E. Kennard	448,677,443	11,615,153	173,193,520	97.48%
E. Marie McKee	446,573,639	13,718,957	173,193,520	97.02%
Charles W. Moorman IV	453,023,095	7,269,501	173,193,520	98.42%
Marya M. Rose	453,967,155	6,325,441	173,193,520	98.63%
Carlos A. Saladrigas	449,021,819	11,270,777	173,193,520	97.55%
Thomas E. Skains	449,653,741	10,638,855	173,193,520	97.69%
William E. Webster, Jr.	453,368,481	6,924,115	173,193,520	98.50%

Each director nominee was elected to the Board of Directors with the support of a majority of the votes cast.

• Proposal to ratify the appointment of Deloitte & Touche LLP as Duke Energy’s independent registered public accounting firm for 2019

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
610,829,498	20,294,019	2,362,599	N/A	96.78%	96.42%

The proposal to ratify the appointment of Deloitte & Touche LLP as Duke Energy’s independent registered public accounting firm for 2019 was approved by a majority of the shares represented.

• Advisory vote to approve Duke Energy’s named executive officer compensation

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
422,911,620	32,013,957	5,367,019	173,193,520	92.96%	91.87%

The advisory vote to approve Duke Energy’s named executive officer compensation was approved by a majority of the shares represented.

• Shareholder proposal regarding providing a semiannual report on Duke Energy’s political contributions

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
162,448,846	291,577,790	6,265,960	173,193,520	35.77%	35.29%

The shareholder proposal regarding providing a semiannual report on Duke Energy’s political contributions failed to receive the support of a majority of the shares represented and, therefore, was not approved.

• Shareholder proposal regarding providing an annual report on Duke Energy’s lobbying expenses

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
166,680,628	288,370,875	5,241,093	173,193,520	36.62%	36.21%

The shareholder proposal regarding providing an annual report on Duke Energy’s lobbying expenses failed to receive the support of a majority of the shares represented and, therefore, was not approved.

• Shareholder proposal regarding a report on mitigating health and climate impacts of coal use

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
188,167,819	262,916,179	9,208,598	173,193,520	41.71%	40.88%

The shareholder proposal regarding a report on mitigating health and climate impacts of coal use failed to receive the support of a majority of the shares represented and, therefore, was not approved.

• Shareholder proposal regarding providing an annual report on the costs and benefits of Duke Energy’s voluntary environment-related activities

Votes For	Votes Against	Abstain	Broker Non-Votes	Votes Cast FOR Votes Cast FOR + AGAINST	Votes Cast FOR Votes Cast FOR + AGAINST + ABSTAIN
19,691,119	429,967,829	10,633,648	173,193,520	4.37%	4.27%

The shareholder proposal regarding providing an annual report on the costs and benefits of Duke Energy’s voluntary environment-related activities failed to receive the support of a majority of the shares represented and, therefore, was not approved.

(c)    Not applicable.

(d)    Not applicable

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE ENERGY CORPORATION
Date: May 8, 2019	By: /s/ David S. Maltz
David S. Maltz
Vice President, Legal and Assistant Corporate Secretary